August 26, 1996



VIA FACSIMILE (219) 398-0144 & FEDEX

Mr. Joseph G. O'Brien
Vice President Finance
Showboat Marina Casino Partnership
2001 East Columbus Drive
East Chicago, IN 46312

Re:  Equipment Lease Commitment (Seventh Revised)

Dear Mr. O'Brien:

PDS Financial Corporation ("PDS") is pleased to present the following revised lease commitment to Showboat Marina Casino Partnership ("SMCP") for the purpose of providing $8,000,000.00 in lease financing for gaming equipment (as hereafter defined), to be placed on or used in connection with a proposed riverboat gaming vessel to be located in East Chicago, Indiana (the "Enterprise").

The following represents the basic terms of our commitment:

PARTIES:

  Lessee:                  Showboat Marina Casino Partnership
			   2001 E. Columbus Drive
			   East Chicago, IN 46312

  Lessor:                  PDS Financial Corporation
			   (or, its successors or assigns)
			   6442 City West Parkway
			   Suite 300
			   East Prairie, MN 55344

MASTER AGREEMENT TERMS:

  Structure:               Non-cancelable master lease  agreement
			   ("Lease")  with  individual   schedule
			   ("Lease  Schedule")  attachments   per
			   the    terms   of   a   pre-determined
			   funding   schedule.    Lessor    shall

Mr. Joseph G. O'Brien
Showboat Marina Casino Partnership
August 26, 1996
Page 2

			   have  a  precautionary first  priority
			   perfected   purchase  money   security
			   interest in the equipment outlined  in
			   each   Lease   Schedule,   which   may
			   include   a  preferred  ship  mortgage
			   limited  to  PDS'  interest   in   the
			   Gaming    Equipment   located   and/or
			   installed   on   the  SMCP   riverboat
			   gaming vessel (the "Vessel").

  Equipment:               New  IGT  Slot  machines  (hereinafter
			   "Gaming  Equipment") to be  identified
			   at  a  later  date and  acceptable  to
			   Lessee.

  Location of Equipment:   The   Vessel   which  is   owned   and
			   operated  by  SMCP and based  in  East
			   Chicago, Indiana.

  Equipment Cost:          $8,000,000.00

  Term:                    48 months

  Rate: To be fixed two (2) weeks prior to closing of each Lease Schedule at four hundred fifty (450) basis points over the four (4) year Treasury Note rate as published daily in the WALL STREET JOURNAL. For purposes of the rental factor calculation below the rate is 11.10%.

  Monthly Rental Factor:   .025657

  Lease Schedule Funding:  Funding shall be subject to the  terms
			   of  individual Lease Schedules.   Each
			   Lease  Schedule will be for a  minimum
			   amount   of  $1,000,000.   The  entire
			   lease  facility,  as outlined  herein,
			   must  be  fully utilized  by  July  1,
			   1997.

  Purchase Option:         At  the end of the term of each  Lease
			   Schedule, Lessee will have the  option
			   to   purchase  the  Gaming   Equipment
			   included  in  such Lease Schedule  for
			   $1.00.

  Advance Payment:         Due   at   closing   of   each   Lease
			   Schedule,  thereafter  in  forty-seven
			   (47) remaining rental payments due  on
			   the first of each month.

  Anticipated Closing      First Lease Schedule to be Closed on
  Date:                    or before July 1, 1997.

Mr. Joseph G. O'Brien
Showboat Marina Casino Partnership
August 26, 1996
Page 3

  Miscellaneous Covenants: A)   During  the  term  of  any  Lease
			   Schedule,   SMCP  shall  comply   with
			   Section 4.07, Restricted Payments,  of
			   its   Indenture  with  American   Bank
			   National  Association  dated   as   of
			   March  28, 1996.  Section 4.07 of  the
			   Indenture  is incorporated  herein  by
			   this reference as if it was fully  set
			   forth herein.

			   B)   Lessor will require the  approval
			   of     various    regulatory    gaming
			   authorities,  including  the   Indiana
			   Gaming  Commission, in  the  State  of
			   Indiana  to obtain legal ownership  of
			   the  Gaming Equipment.  In  the  event
			   of  default, prior to the Lessor being
			   able  to exercise any ownership rights
			   over  the Gaming Equipment, the Lessor
			   must  obtain approval from the Indiana
			   Gaming  Commission, which may  include
			   requiring   the   Lessor   to   become
			   licensed as a supplier pursuant to  IC
			   4-33 and 68 IAC2-2.

			   C)    SMCP  must  have  all  necessary
			   licenses   to  own  and  operate   the
			   Enterprise.

ADDITIONAL REQUIREMENTS:

  Commitment Fee:          The    $30,000.00    Commitment    Fee
			   forwarded by SMCP on October 5,  1995,
			   will  be  applied  against;  (i)   any
			   legal  and  transaction fees  incurred
			   by    PDS   during   negotiation   and
			   drafting  of  definitive documentation
			   in  preparation for closing, up  to  a
			   maximum of $20,000.00; and (ii)  as  a
			   credit   toward   the   first   months
			   payment    due   under   the    lease.
			   Consistent   with  the  Proposal   the
			   Commitment Fee has been deemed  earned
			   and  non-refundable with the  issuance
			   of this commitment letter.

  Costs & Expenses:        SMCP agrees to pay all of PDS' out-of-
			   pocket costs and expenses incurred  by
			   PDS   in  connection  with  the  Lease
			   transaction   contemplated   by   this
			   proposal      including,       without
			   limitation,  (i)  the  fees  and costs
			   costs  of legal  counsel  retained  by

Mr. Joseph G. O'Brien
Showboat Marina Casino Partnership
August 26, 1996
Page 4

			   PDS;  (ii)  all   other  out-of-pocket
			   expenses  incurred  by   or  on behalf
			   of   PDS   in   connection  with   the
			   transaction   contemplated   by   this
			   proposal;  and  (iii) all  costs  with
			   respect  to  management and  operation
			   of  the  escrow account  (if  any)  in
			   accordance    with   the   transaction
			   contemplated  by this  proposal.   The
			   total   legal   fees  and  transaction
			   expenses    are    not    to    exceed
			   $20,000.00.   These  fees   shall   be
			   deducted from the Commitment  Fee,  as
			   defined above, upon execution  of  the
			   first Lease Schedule.

  Insurance:               SMCP  shall  provide PDS with  marine,
			   casualty,    and    property    damage
			   insurance  from a carrier or  carriers
			   acceptable   to  PDS  for   the   full
			   replacement   cost   of   the   Gaming
			   Equipment  acquired from  proceeds  of
			   this Lease.

  Cross Default:           It  shall be an event of default under
			   the Lease contemplated hereunder if  a
			   material   event  of  default   occurs
			   under   any  mortgage,  indenture   or
			   instrument  under which there  may  be
			   issued  or  by  which  there  may   be
			   secured  or evidenced any indebtedness
			   of  SMCP  for money borrowed,  whether
			   such  indebtedness now exists or shall
			   be  created hereafter, which event  of
			   default  is  not cured  within  thirty
			   (30)  days or, in the event of a  non-
			   monetary    default,    within    such
			   reasonable period of time  as  may  be
			   agreed upon by the parties hereto.

  Governing Law:           The  transaction  contemplated  hereby
			   shall  be governed by the laws of  the
			   State of Indiana.

  Termination:             PDS'  commitment may be  withdrawn  at
			   PDS'  option  in any of the  following
			   events:

			      1) If  SMCP at any time defaults in
				 any    of   their   undertakings
				 hereunder;

			      2) If    any   representation    or
				 warranty   made   by   SMCP   in
				 connection  with  the  financing
				 shall prove untrue;

Mr. Joseph G. O'Brien
Showboat Marina Casino Partnership
August 26, 1996
Page 5


			      3) If  all terms and conditions  of
				 this  commitment have  not  been
				 complied with;

			      4) If  SMCP shall have discontinued
				 or suspended their businesses;

			      5) Any   material  adverse   change
				 financial,     business,      or
				 otherwise)  in SMCP  or  any  of
				 its affiliates;

			      6) Any  attempt  to  assign  SMCP's
				 rights under this commitment;

			      7) If   any   material   facts   or
				 information   have   not    been
				 provided  to  PDS or  have  been
				 misrepresented or  misstated  to
				 PDS    and    such   facts    or
				 information  would   have   been
				 relevant  in  PDS's decision  to
				 provide the Lease;

			      8) Failure    to    receive     all
				 necessary          documentation
				 acceptable  to  PDS   or   PDS's
				 funding  sources, in their  sole
				 discretion.

			      Delay  in  the  exercise  of  PDS's
			      rights  to terminate shall  not  be
			      construed a waiver of such right to
			      terminate   with  regard   to   the
			      occurrence  of  any specific  event
			      referenced to above.

  Proposal Expiration:     This  finance  commitment  expires  on
			   August  28,  1996, if not accepted  by
			   SMCP or extended in writing by PDS.

If the foregoing terms and conditions are acceptable, please acknowledge your acceptance by having duly authorized representatives of SMCP execute this commitment in the spaces provided below and return the original, to PDS Financial Corporation, 6442 City West Parkway, Suite 300, Eden Prairie, MN 55344.

Mr. Joseph G. O'Brien
Showboat Marina Casino Partnership
August 26, 1996
Page 6

If this commitment is unacceptable in any way, please contact me directly at (612) 996-8701. Thank you in advance for your anticipated cooperation and assistance.

Sincerely,
PDS Financial Corporation

/s/ Johan P. Finley
Johan P. Finley
Chief Executive Officer

AGREED AND ACCEPTED this 28TH day
of AUGUST, 1996

SHOWBOAT MARINA CASINO PARTNERSHIP

By:  /s/ J. Keith Wallace

Its: President and CEO

cc: David Mylrea
    Robert Mann
    David Larson
    Brad Straub (via facsimile (609) 823-7811)
    Mike Rodriquez (vis facsimile (609) 823-7811)
    Kay Fleming (via facsimile (317) 233-0047)